UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2005

INTERMAGNETICS GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11344	14-1537454
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Old Niskayuna Road
Latham, New York  12110
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (518) 782-1122

(Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations.

Item 1.01   Entry into a Material Definitive Agreement.

          On March 14, 2005, the Board of Directors of Intermagnetics General Corporation (the “Company”), authorized certain performance-based restricted stock unit awards for the Company’s senior management.  In doing so, the Board authorized the execution of certain Restricted Stock Unit Agreements with the Company’s Chief Executive Officer, Chief Financial Officer and certain other executive officers of the Company.  The terms of the grants are more fully described in the exhibits attached to this report.  Moreover, a description of the number of restricted stock units granted to senior management is discussed in the press release issued by the Company on March 16, 2005 and attached hereto.

Section 9 -- Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

          (c)  Exhibits

                              The following Exhibits are filed with this Form 8-K.

Exhibit No.	Description

10.1	Restricted Stock Unit Agreement between Glenn H. Epstein and Intermagnetics General Corporation dated March 14, 2005.
10.2	Restricted Stock Unit Agreement between Michael K. Burke and Intermagnetics General Corporation dated March 14, 2005.
10.3	Restricted Stock Unit Agreement between Michael Mainelli and Intermagnetics General Corporation dated March 14, 2005.
10.4	Restricted Stock Unit Agreement between Thomas J. O’Brien and Intermagnetics General Corporation dated March 14, 2005.
10.5*	2000 Stock Option and Stock Award Plan, as amended and Restated as of November 16, 2004.
99.1	Intermagnetics General Corporation Press Release dated March 16, 2005, announcing a new performance based restricted stock program.
___________ * Incorporated herein by reference to Annex D to the Proxy Statement (DEF 14a) filed with the Securities and Exchange Commission on September 27, 2004.

SIGNATURES

                              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMAGNETICS GENERAL CORPORATION

Date: March 16, 2005	By:	/s/ MICHAEL K. BURKE

Michael K. Burke
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Restricted Stock Unit Agreement between Glenn H. Epstein and Intermagnetics General Corporation dated March 14, 2005.
10.2	Restricted Stock Unit Agreement between Michael K. Burke and Intermagnetics General Corporation dated March 14, 2005.
10.3	Restricted Stock Unit Agreement between Michael Mainelli and Intermagnetics General Corporation dated March 14, 2005.
10.4	Restricted Stock Unit Agreement between Thomas J. O’Brien and Intermagnetics General Corporation dated March 14, 2005.
10.5*	2000 Stock Option and Stock Award Plan, as Amended and Restated as of November 16, 2004.
99.1	Intermagnetics General Corporation Press Release dated March 16, 2005, announcing a new performance based restricted stock program.
___________ * Incorporated herein by reference to Annex D to the Proxy Statement (DEF 14a) filed with the Securities and Exchange Commission on September 27, 2004.